THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Dated: August 31, 2012	Warrant Number: CSW-512

WARRANT TO PURCHASE

COMMON STOCK OF

VISTAGEN THERAPEUTICS, INC.

A NEVADA CORPORATION

This certifies that Morrison & Foerster LLP (the “Holder”), or its permitted assigns, for value received, is entitled to purchase, at an exercise price per share equal to $2.00 (the “Exercise Price”), from VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), up to a total of Four Hundred Twenty-Five Thousand (425,000) restricted shares of the Company’s Common Stock, (“Common Stock”).  The Exercise Price represents a premium over the fair market value of shares of the Company’s Common Stock.

This Warrant shall be exercisable at any time from time to time after the date hereof (such date being referred to herein as the “Initial Exercise Date”) up to and including 5:00 p.m. (Pacific Time) on the September 15, 2017 (the “Expiration Date”), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with (a) the Form of Subscription attached hereto duly completed and executed, and (b) payment pursuant to Section 2 or Section 3(a) or 3(b) of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof.  The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 5 of this Warrant.

1.

Exercise: Issuance of Certificates; Acknowledgement.  This Warrant is exercisable at the option of the holder of record hereof, at any time from or after the Initial Exercise Date up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares.  Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised.  Each certificate so delivered shall be in such denominations of the Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of such Holder.  In case of a purchase of less than all the Warrant Shares, the Company shall execute and deliver to Holder within a reasonable time an acknowledgement in the form attached hereto indicating the number of Warrant Shares which remain subject to this Warrant, if any.

2.

Payment for Shares.  The aggregate purchase price for Warrant Shares being purchased hereunder may be paid either by check or wire transfer of immediately available funds or pursuant to Section 3(a) or 3(b).

3.(a)

Net Exercise.  In lieu of exercising this Warrant for the consideration described in Section 2 above, the Holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Warrant Shares computed using the following formula:

X=	Y (A - B) A

Where:

X =

The number of Warrant Shares to be issued to the holder of this Warrant.

Y =

The number of Warrant Shares purchasable under this Warrant.

A =

The fair market value of one Warrant Share.

B =

The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 3, the fair market value of a Warrant Share shall mean the average of the closing bid and asked prices of Warrant Shares quoted in the over-the-counter market in which the Warrant Shares are traded or the closing price quoted on any exchange on which the Warrant Shares are listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange).  If the Warrant Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued Warrant Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

(b)

Payment of the aggregate Warrant Price may also be made either by paying cash in an amount equal to all or part of the aggregate exercise price of that portion of this Warrant that is then being exercised, and the balance by making a Cashless Exercise (as defined herein).  Upon a “Cashless Exercise” the Holder shall receive shares of Common Stock on a net basis such that, without the payment of any funds, the Holder shall surrender all or a portion of this Warrant in exchange for the number of shares of Common Stock equal to the quotient obtained by dividing (X) that portion of the aggregate principal and interest due on any promissory note issued by the Company to the Holder or acquired by the Holder from a previous payee of such note.

4.

Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock.

5.

Adjustment of Exercise Price and Number of Shares.  The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.  Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

5.1

Subdivision or Combination of Stock.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

5.2

Reclassification.  If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

5.3

Notice of Adjustment.  Upon any adjustment of the Exercise Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be signed by the Company’s chief financial officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.4

Other Notices.  If at any time:

(1)

the Company shall declare any cash dividend upon its Common Stock;

(2)

there shall be (a) an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company) or (b) a sale of all or substantially all of the assets of the Company by means of a transaction or series of related transactions; unless the Company’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity (any such transaction, a “Change of Control”);

(3)

there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(4)

there shall be an initial public offering of the Company’s equity securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least twenty (20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such Change of Control or dissolution, liquidation or winding-up, and (b) in the case of any such Change of Control or dissolution, liquidation, winding-up or initial public offering, at least twenty (20) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof.  Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto.  Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Change of Control, dissolution, liquidation, winding-up, conversion or initial public offering, as the case may be.

6.

Representations and Covenants of Holder.  This Warrant has been entered into by the Company in reliance upon the representations and covenants of the Holder below. The Holder hereby represents and warrants to the Company the following:

6.1

The Holder is acquiring this Warrant for investment for Holder’s own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any “distribution” of any part thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  The Holder has no present intention of selling, granting any participation in, or otherwise distributing this Warrant or the Warrant Shares.  The Holder hereby represents and warrants to the Company that the entire legal and beneficial interest of this Warrant will be held for Holder’s account only, and neither in whole or in part for any other person.  The Holder further hereby represents and warrants to the Company that the Holder has no present contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to this Warrant or the Warrant Shares to be issued following exercise of this Warrant.

6.2

The Holder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant and the Warrant Shares.

6.3

The Holder understands and hereby acknowledges that the issuance of the Warrant and Warrant Shares is being effected by the Company without registration under the Securities Act on the basis of the fact that the issuance of the Warrant is exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to an exemption therefrom under Section 4(2) of the Securities Act and in reliance upon Regulation D promulgated thereunder, and that Company’s reliance upon such exemption is predicated upon, among other things, the representations and warranties of the Holder to the Company set forth herein.

6.4

The Holder hereby represents and warrants to the Company that the Holder either has a preexisting personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or by reason of the Holder’s business or financial experience or the business or financial experience of the Holder’s professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect the Holder’s own interests in connection with the Holder’s investment in the Warrants and the Warrant Shares to be issued upon exercise of the Warrant.

6.5

The Holder hereby further represents and warrants to the Company that (i) the Holder has such knowledge and experience in financial and business matters (either directly or by reason of an adviser as described above in Section 6.4) so as to be capable of evaluating the merits and risks of Holder’s prospective investment in the Warrant and the Warrant Shares to be issued upon exercise of the Warrant, (ii) the Holder has received all of the information Holder has requested from the Company that Holder considers necessary or appropriate for determining whether to accept the Warrant, (iii) the Holder has the ability to bear the economic risks of Holder’s prospective investment in the Warrant Shares, and (iv) the Holder is able, without materially impairing its financial condition, to hold the Warrant and the Warrant Shares for an indefinite period of time and to suffer complete loss on its investment in the Warrant Shares.

6.6

The Holder understands that the Warrant and the Warrant Shares it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.  THE HOLDER UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF HIS, HER OR ITS INVESTMENT.  The Holder understands that the Warrants and the Warrant Shares have not been and will not be registered under the Securities Act and have not been and will not be registered or qualified in any state in which they are offered, and thus the Holder will not be able to resell or otherwise transfer his, her or its Warrants or Warrant Shares unless they are registered under the Securities Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available.  The Holder has no immediate need for liquidity in connection with this investment, does not anticipate that the Investor will be required to sell his, her or its Securities in the foreseeable future.

7.

Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Holder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to this Warrant or Common Stock issued upon exercise of this Warrant without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days); provided, however, that all executive officers, directors and 1% shareholders of the Company then holding Common Stock enter into similar agreements.  This Section 7 shall only remain in effect until May 11, 2013.  In the event of any stock dividend, stock split, recapitalization, or other change affecting the Company’s outstanding Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to this Warrant or securities issued upon conversion of this Warrant shall be immediately subject to the provisions of this Section 7.

8.

No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

9.

Warrants Transferable.  Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon the prior written consent of the Company and, thereafter, upon surrender of this Warrant properly endorsed and compliance with the provisions of the Agreement.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company’s option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company and notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

10.

Independent Counsel; Terms of Transaction.  Maker acknowledges and agrees (i) that the terms of this Note are fair and reasonable to Maker, (ii) that Holder has advised Maker of all terms of the transaction in writing and Maker has been urged to, and given the opportunity to, seek the advice of independent counsel of Maker’s choice, (iii) that Maker has had a reasonable opportunity to seek such advice from such independent counsel and (iv) that Maker consents to the terms of this Note and the actions contemplated hereby.

11.

Lost Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

12.

Modification and Waiver.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder hereof.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company and the Holder.

13.

Notices.  All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

14.

Titles and Subtitles; Governing Law; Venue.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Agreement.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in San Mateo County in the State of California, and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

15.

Definition of Warrant Shares. For purposes of this Agreement, “Warrant Shares” shall mean the number of shares of the Company’s Common Stock issuable upon exercise of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first above written.

THE COMPANY:

VistaGen Therapeutics, Inc.

By:  /s/ Shawn K. Singh

Shawn K. Singh

Chief Executive Officer

THE HOLDER:

Morrison & Foerster LLP

By: /s/ Mark Blumenthal

Name:

Mark Blumenthal

Title:

Chief Financial Officer

Address:

Morrison & Foerster, LLP

555 Market Street

San Francisco, CA 94015

Telephone:

(415) 268-7000

Facsimile:

(415) 268-7522

Email:

mblumensthal@mofo.com

[Signature Page to Morrison & Foerster LLP February 2010 Warrant]

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: VISTAGEN THERAPEUTICS, INC.

The undersigned, the holder of a right to purchase shares of Common Stock of VistaGen Therapeutics, Inc. (the “Company”) pursuant to that certain Warrant to Purchase Common Stock of VistaGen Therapeutics, Inc. Number _______ (the “Warrant”), dated as of [August/September]  __, 2012 hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of ________________________ Dollars ($__________) therefor in cash.

(a)

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities, makes to the Company, as of the date hereof, the representations and warranties set forth in Section 6 of the Warrant. The undersigned further represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect and that the shares of Common stock it is receiving pursuant to this exercise of the Warrant are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances.

DATED:  ________________

Morrison & Foerster LLP

By:

Its:

ACKNOWLEDGMENT

To:  Morrison & Foerster LLP

The undersigned hereby acknowledges that as of the date hereof, 425,000 shares of Common Stock remain subject to the right of purchase in favor of Morrison & Foerster, LLP pursuant to that certain Warrant to Purchase Common Stock of VistaGen Therapeutics, Inc., number CSW- 512 dated as of August 31, 2012.

DATED:  August 31, 2012

VistaGen Therapeutics, Inc.

By: /s/ Shawn K. Singh

Name:

Shawn K. Singh

Title:

Chief Executive Officer

WARRANT RECEIPT

The undersigned hereby acknowledges receipt of original Warrant to Purchase Common stock No. CSW-512 issued by VistaGen Therapeutics, Inc., a Nevada corporation in the name of Morrison & Foerster LLP dated August 31, 2012.

Dated:  August 31, 2012

Morrison & Foerster LLP

By: /s/ Mark Blumenthal

Name:

Mark Blumenthal

Title:

Chief Financial Officer